Exhibit 99.2

Supplemental Data

June 30, 2009

Table of Contents Q2 2009 Supplemental

PAGE
About Gramercy Capital Corp.	3
Consolidated Financial Information
Comparative Balance Sheets	5, 6
Comparative Statements of Operations	7
Reconciliation of Discontinued Operations	8, 9
Comparative Computation of FFO	10
Condensed Consolidated Statement of Stockholders’ Equity	11
Capitalization Analysis	12
Debt Data
Consolidated Debt Summary Schedule	14
Debt Amortization Schedule by Years	15
Gramercy Finance
Finance Portfolio Summary	17
Loan Maturity Schedule	18
Loan Region and Property Type	19
Credit Ratings of CMBS Investments	20
CMBS Region and Property Type	21
Gramercy Realty
Realty Comparative Balance Sheets	23, 24
Realty Comparative Statements of Operations	25
Realty Portfolio Summary	26, 27
Portfolio Vacancies	28, 29
Lease Expiration	30, 31
Top Ten	32 - 34
Dispositions	35
Glossary	36
Corporate and Investor Information	37, 38

About Gramercy Capital Corp. Q2 2009 Supplemental

About Gramercy Capital Corp.

Gramercy Capital Corp. is a self-managed integrated commercial real estate specialty finance and property investment company operating in two complementary areas: Gramercy Finance, which focuses on the direct origination and acquisition of whole loans, subordinate interests in whole loans, mezzanine loans, preferred equity, commercial mortgage-backed securities and other real estate securities; and Gramercy Realty, which focuses on the acquisition and management of commercial properties leased primarily to financial institutions and affiliated users throughout the United States.  Neither Gramercy Finance nor Gramercy Realty is a separate legal entity but are divisions of the Company through which the Company’s commercial real estate finance and property investment businesses are conducted.

Gramercy is headquartered in New York City, and has regional investment and portfolio management offices in Jenkintown, Pennsylvania, and Charlotte, North Carolina.

For more information on Gramercy Capital Corp., visit the Gramercy Capital Corp. website at http://www.gramercycapitalcorp.com.

Forward-Looking Information

This supplemental data contains forward-looking information based upon the Company’s current best judgment and expectations. Actual results could vary from those presented herein. The risks and uncertainties associated with forward-looking information in this supplemental data include the success or failure of the Company’s efforts to implement its current business strategy; the strength of the commercial finance and real estate property markets and the banking industry specifically; competitive market conditions, unanticipated administrative costs, general and local economic conditions; interest rates; capital and credit market conditions; bankruptcies and defaults of borrowers or tenants in the Company’s  properties or properties securing the Company’s debt investments; the Company’s ability to operate as an internally-managed company; difficulties encountered in the resolution of the Company’s non-performing and sub-performing assets; integrating the Company’s former external manager into the Company; compliance with financial covenants; maintenance of liquidity needs; management changes; compliance with over-collateralization and interest coverage tests in the Company’s CDOs; and other factors including those listed in the Company’s Annual Report on Form 10-K and the Company’s Quarterly Reports on Form 10-Q, which are beyond the Company’s control. The Company undertakes no obligation to publicly update or revise any of the forward-looking information. For further information, please refer to the Company’s filings with the Securities and Exchange Commission.

Consolidated

Financial Information

Comparative Balance Sheets - Assets Q2 2009 Supplemental

(Unaudited - in thousands)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Assets
Real estate investments, at cost:
Land	$902,958	$904,196	$891,500	$739,278	$741,619
Building and improvements	2,410,975	2,414,527	2,441,839	2,631,386	2,642,437
Less: accumulated depreciation	(76,692)	(61,493)	(47,071)	(36,356)	(19,170)
Total real estate investments, net	3,237,241	3,257,230	3,286,268	3,334,308	3,364,886

Cash and cash equivalents	87,610	83,199	136,828	95,195	55,201
Restricted cash	200,306	233,140	234,781	263,340	229,119
Pledged government securities, net	99,447	100,483	101,576	102,607	103,527
Loans and other lending investments, net	1,676,726	1,914,606	2,213,473	2,230,770	2,179,311
Commercial mortgage backed securities	947,663	887,585	869,973	857,402	855,815
Investment in joint ventures	102,669	99,433	93,919	93,087	68,799
Assets held for sale, net	266,951	261,554	192,780	204,314	397,030
Tenant and other receivables, net	20,626	27,005	28,129	25,739	26,588
Derivative instruments, at fair value	—	—	—	437	786
Accrued interest	29,493	23,392	25,447	22,027	33,040
Acquired lease assets, net	480,012	499,652	536,212	399,903	412,634
Deferred costs, net	43,376	47,016	53,248	74,256	78,441
Other assets	48,874	53,669	48,322	63,262	48,972
Total assets	$7,240,994	$7,487,964	$7,820,956	$7,766,647	$7,854,149

Comparative Balance Sheets – Liabilities & Equity Q2 2009 Supplemental

(Unaudited - in thousands)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008

Liabilities
Mortgage notes payable	$1,763,690	$1,771,512	$1,833,005	$1,947,710	$1,957,771
Mezzanine notes payable	569,122	573,464	580,462	598,063	599,410
Credit facilities	—	—	172,301	172,301	168,917
Term loan, credit facility and repurchase facility	64,976	79,601	95,897	107,994	94,915
Collaterized debt obligations	2,608,175	2,607,759	2,608,065	2,662,955	2,683,955
Junior subordinated notes	150,000	150,000	—	—	—
Total secured and other debt	5,155,963	5,182,336	5,289,730	5,489,023	5,504,968

Accounts payable and accrued expenses	79,441	74,378	88,437	110,679	117,299
Management and incentive fees payable	—	1,972	979	5,089	6,065
Dividends payable	6,981	4,661	2,325	2,341	34,675
Accrued interest payable	8,217	8,004	8,167	10,806	12,677
Deferred revenue	86,066	99,683	98,693	59,480	54,912
Below market lease liabilities, net	816,012	845,769	846,351	708,186	746,146
Leasehold interests, net	19,556	20,361	21,051	21,759	21,895
Liabilities related to assets held for sale	67,684	60,372	110,543	9,626	7,274
Derivative instruments, at fair value	96,563	206,529	157,776	83,718	63,902
Other liabilities	29,787	27,394	14,471	12,376	14,995
Deferrable interest debentures held by trusts that issued trust preferred securities	—	—	150,000	150,000	150,000
Total liabilities	6,366,270	6,531,459	6,788,523	6,663,083	6,734,808

Stockholders’ equity:
Common stock	50	50	50	51	51
Series A cumulative redeemable preferred stock	111,205	111,205	111,205	111,205	111,205
Additional paid-in-capital	1,078,526	1,078,109	1,077,983	1,081,055	1,079,851
Accumulated other comprehensive loss	(99,567)	(209,522)	(160,739)	(82,991)	(58,627)
(Accumulated deficit) retained earnings	(224,211)	(26,069)	1,222	(8,219)	(15,525)
Total Gramercy Capital Corp. stockholders’ equity	866,003	953,773	1,029,721	1,101,101	1,116,955
Non-controlling interest	8,721	2,732	2,712	2,463	2,386
Total stockholders’ equity	874,724	956,505	1,032,433	1,103,564	1,119,341

Total liabilities and stockholders’ equity	$7,240,994	$7,487,964	$7,820,956	$7,766,647	$7,854,149

Comparative Statements of Operations Q2 2009 Supplemental

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Revenues:
Investment income	$44,869	$63,003	$97,725	$137,598
Rental revenue	83,298	73,286	162,750	76,985
Operating expense reimbursements	29,097	29,595	59,022	29,595
Gain on sales and other income	1,245	5,029	2,515	9,327
Total revenues	158,509	170,913	322,012	253,505

Operating expenses:
Real estate taxes	9,356	9,174	18,863	9,174
Ground rent and leasehold obligations	4,061	4,056	8,488	4,056
Utilities	8,857	9,368	18,755	9,368
Direct billable expenses	2,087	1,355	4,250	1,355
Other property operating expenses	18,587	20,121	37,829	20,121
Total operating expenses	42,948	44,074	88,185	44,074
Net operating income	115,561	126,839	233,827	209,431

Other income (expense):
Gain on extinguishment of debt	—	17,597	107,229	21,096
Business acquisition costs	(2,184)	—	(5,010)	—
Impairment on loans held for sale	(41,951)	—	(126,379)	—
Management fees	(2,115)	(9,106)	(7,787)	(16,251)
Incentive fee	—	(2,604)	—	(5,100)
Marketing, general and administrative	(7,368)	(4,070)	(13,325)	(6,875)
Provision for loan loss	(167,412)	(23,214)	(220,183)	(31,214)
Total other income (expense)	(221,030)	(21,397)	(265,455)	(38,344)

EBITDA	(105,469)	105,442	(31,628)	171,087

Interest expense	58,237	74,414	123,511	115,857
Depreciation and amortization	30,039	20,234	57,458	22,064
Income (loss) before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(193,745)	10,794	(212,597)	33,166

Equity in net income from unconsolidated joint ventures	1,975	1,729	4,187	5,195

Provision for taxes	(134)	—	(2,401)	(11)

Net income (loss) from continuing operations	(191,904)	12,523	(210,811)	38,350

Net income (loss) from discontinued operations	(12,838)	124	(19,440)	(233)
Net gains from disposals	7,912	—	8,485	—

Net income (loss) from discontinued operations	(4,926)	124	(10,955)	(233)

Net income (loss)	(196,830)	12,647	(221,766)	38,117

Net gain (loss) attributable to non-controlling interest	1,024	(251)	1,005	(251)

Net income (loss) attributable to Gramcery Capital Corp	(195,806)	12,396	(220,761)	37,866
Preferred stock dividends	(2,336)	(2,336)	(4,672)	(4,672)
Net income (loss) available to common stockholders	$(198,142)	$10,060	$(225,433)	$33,194

Basic earnings per share:
Net income (loss) available to common stockholders	$(3.98)	$0.20	$(4.52)	$0.77
Diluted earnings per share:
Net income (loss) available to common stockholders	$(3.98)	$0.20	$(4.52)	$0.77

Dividends per common share	$—	$0.63	$—	$1.26

Basic weighted average common shares outstanding	49,818	51,166	49,839	42,966

Diluted weighted average common shares and common share equivalents outstanding	49,818	51,291	49,839	43,167

Reconciliation of Discontinued Operations Q2 2009 Supplemental

(Unaudited - in thousands)

		Quarter Ended
	June 30, 2009	June 30, 2009	June 30, 2009
	Pre-DISCOPS	DISCOPS	Post-DISCOPS

Revenues:
Investment income	$44,869	$—	$44,869
Rental revenue	87,283	(3,985)	83,298
Gain on sales and other income	1,320	(75)	1,245
Operating expense reimbursements	31,466	(2,369)	29,097
Total revenues	164,938	(6,429)	158,509

Operating expenses:
Ground rent and leasehold obligations	4,323	(262)	4,061
Real estate taxes	10,571	(1,215)	9,356
Utilities	9,599	(742)	8,857
Property and leasehold impairments	13,295	(13,295)	—
Direct billable expenses	2,767	(680)	2,087
Other property operating expenses	20,694	(2,107)	18,587
Total operating expenses	61,249	(18,301)	42,948
Net operating income	103,689	11,872	115,561

Other income (expense):
Business acquisition costs	(2,184)	—	(2,184)
Impairment	(41,951)	—	(41,951)
Management fees	(2,115)	—	(2,115)
Marketing, general and administrative	(7,368)	—	(7,368)
Provision for loan loss	(167,412)	—	(167,412)
Total other income (expense)	(221,030)	—	(221,030)

EBITDA	(117,341)	11,872	(105,469)

Interest expense	58,721	(484)	58,237
Depreciation and amortization	30,375	(336)	30,039
Net gains from disposals	(7,912)	7,912	—
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(198,525)	4,780	(193,745)

Equity in net income from unconsolidated joint ventures	1,865	110	1,975

Provision for taxes	(170)	36	(134)

Net loss from continuing operations	$(196,830)	$4,926	$(191,904)

Net loss from discontinued operations	$—	$(12,838)	$(12,838)
Net gains from disposals	—	7,912	7,912

Net loss from discontinued operations	—	(4,926)	(4,926)

Net loss attributable to non-controlling interest	1,024	—	1,024

Net loss	$(195,806)	$—	$(195,806)

Reconciliation of Discontinued Operations Q2 2009 Supplemental

(Unaudited - in thousands)

	Year to Date Period Ended
	June 30, 2009	June 30, 2009	June 30, 2009
	Pre–DISCOPS	DISCOPS	Post–DISCOPS

Revenues:
Investment income	$97,725	$—	$97,725
Rental revenue	170,955	(8,205)	162,750
Gain on sales and other income	2,671	(156)	2,515
Operating expense reimbursements	64,150	(5,128)	59,022
Total revenues	335,501	(13,489)	322,012

Operating expenses:
Ground rent and leasehold obligations	8,990	(502)	8,488
Real estate taxes	21,501	(2,638)	18,863
Utilities	20,184	(1,429)	18,755
Property and leasehold impairments	19,068	(19,068)	—
Direct billable expenses	5,341	(1,091)	4,250
Other property operating expenses	43,153	(5,324)	37,829
Total operating expenses	118,237	(30,052)	88,185
Net operating income	217,264	16,563	233,827

Other income (expense):
Gain on extinguishment of debt	107,229	—	107,229
Business acquisition costs	(5,010)	—	(5,010)
Impairment	(126,379)	—	(126,379)
Management fees	(7,787)	—	(7,787)
Marketing, general and administrative	(13,326)	1	(13,325)
Provision for loan loss	(220,183)	—	(220,183)
Total other income (expense)	(265,456)	1	(265,455)

EBITDA	(48,192)	16,564	(31,628)

Interest expense	124,862	(1,351)	123,511
Depreciation and amortization	58,473	(1,015)	57,458
Net gains from disposals	(8,485)	8,485	—
Loss before equity in income from unconsolidated joint ventures, provision for taxes and non-controlling interest	(223,042)	10,445	(212,597)

Equity in net income from unconsolidated joint ventures	3,713	474	4,187

Provision for taxes	(2,437)	36	(2,401)

Net loss from continuing operations	$(221,766)	$10,955	$(210,811)

Net loss from discontinued operations	$—	$(19,440)	$(19,440)
Net gains from disposals	—	8,485	$8,485

Net loss from discontinued operations	—	(10,955)	(10,955)

Net loss attributable to non-controlling interest	1,005	—	1,005

Net loss	$(220,761)	$—	$(220,761)

Comparative Computation of FFO Q2 2009 Supplemental

(Unaudited - in thousands, except per share data)

	Quarter Ended		Year to Date
	June 30, 2009	June 30, 2008	June 30, 2009	June 30, 2008

Net income available to common stockholders	$(198,142)	$10,060	$(225,433)	$33,194
Add:
Depreciation and amortization	32,429	25,721	63,128	30,310
FFO adjustment for unconsolidated joint ventures	1,115	179	2,288	365
Less:
Non-real estate depreciation and amortization	(2,659)	(3,036)	(5,648)	(6,913)
Gain on sale of properties	(1,595)	—	(1,954)	—
Funds from operations	$(168,852)	$32,924	$(167,619)	$56,956

Funds from operations per share - basic	$(3.39)	$0.64	$(3.36)	$1.33

Funds from operations per share - diluted	$(3.39)	$0.64	$(3.36)	$1.32

Consolidated Statement of Stockholders’ Equity Q2 2009 Supplemental

(Unaudited - in thousands)

	Common Stock		Series A Preferred	Additional Paid-	Accumulated Other Comprehensive	Retained Earnings / (Accumulated	Total Gramercy Capital	Non- controlling		Comprehensive
	Shares	Par Value	Stock	In-Capital	Income (Loss)	Deficit)	Corp	interest	Total	Income (loss)
Balance at December 31, 2008	49,852	$50	$111,205	$1,077,983	$(160,739)	$1,222	$1,029,721	$2,712	$1,032,433
Net loss						(220,761)	(220,761)	(1,005)	(221,766)	(220,761)
Change in net unrealized (loss) on derivative instruments					60,883		60,883		60,883	60,883
Net unrealized gain/ (loss) on securities previous available for sale					289		289		289	289
Issuance of stock - stock purchase plan	28			16			16		16
Stock based compensation - fair value	(32)			527			527		527
Distribution to non-controlling interest holder							—	(213)	(213)
Dividends declared on preferred stock						(4,672)	(4,672)		(4,672)
Non-controlling interest through acquistion							—	7,227	7,227

Balance at June 30, 2009	49,848	$50	$111,205	$1,078,526	$(99,567)	$(224,211)	$866,003	$8,721	$874,724	$(159,589)

Capitalization Analysis Q2 2009 Supplemental

(Unaudited - in thousands, except per share data)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Market Capitalization
Common stock:
Common shares outstanding	49,848,333	49,863,831	49,852,243	51,316,586	51,295,294
Share price (end of period)	$1.61	$0.97	$1.28	$2.59	$11.59

Preferred stock:
Outstanding shares	4,600,000	4,600,000	4,600,000	4,600,000	4,600,000
Liquidation preference per share	$25	$25	$25	$25	$25

Equity market capitalization	$195,256	$163,368	$178,811	$247,910	$709,512

Secured and Other Debt
Mortgage notes payable	$1,763,690	$1,771,512	$1,833,005	$1,947,710	$1,957,771
Mezzanine loan payable	569,122	573,464	580,462	598,063	599,410
Term loan, credit facility and repurchase facility	64,976	79,601	95,897	107,994	94,915
CDOs	2,608,175	2,607,759	2,608,065	2,662,955	2,683,955
Total secured debt	5,005,963	5,032,336	5,117,429	5,316,722	5,336,051

Credit facilities	—	—	172,301	172,301	168,917
Trust preferred/Junior Subordinated notes	150,000	150,000	150,000	150,000	150,000
Total unsecured debt	150,000	150,000	322,301	322,301	318,917

Total debt	$5,155,963	$5,182,336	$5,439,730	$5,639,023	$5,654,968

Total enterprise value (debt and equity market capitalization)	$5,351,219	$5,345,704	$5,618,541	$5,886,933	$6,364,480

Available under Lines of Credit and Facilities
Secured line commitment	$—	$—	$406,692	$412,100	$900,000
Maximum available based on collateral pool	—	—	130,335	147,078	150,727
Balance outstanding	—	—	95,897	107,994	111,355
Availability	—	—	34,438	39,084	39,372
Mark-to-market adjustment	—	—	—	3,123	1,785
Restricted liquidity	—	—	34,438	35,961	37,125
Net available liquidity	—	—	—	—	462

Unfunded commitments	—	—	—	16,869	16,340
Available pledge capacity	—	—	276,357	248,153	732,933

Unsecured line commitment	—	—	175,000	175,000	175,000
Balance outstanding	—	—	172,301	172,301	168,917
Availability	—	—	2,699	2,699	6,083

Total availability	$—	$—	$279,056	$250,852	$739,478

Common Stock Price
High	$3.20	$1.68	$2.66	$11.89	$22.36

Low	$0.98	$0.43	$0.70	$2.48	$11.59

Debt Data

Debt Summary Schedule Q2 2009 Supplemental

(Dollars in millions)

		As of	Coupon
	Number of	6/30/2009	Interest	Maturity
Mortgage/Borrowing	Properties	Balance (1)	Rate (2)	Date
Secured Fixed-Rate Debt:
Bank of America - BBD1	116	$355.4	5.47%	Dec-2013
Bank of America - BBD2	139	217.9	5.96%	Sep-2019
Dana - Bank of America	15	180.0	5.61%	Jan-2018
101 Independence	1	74.6	5.53%	Oct-2016
292 Madison (100%)	1	59.1	6.17%	Aug-2017
BOA Plaza - St Louis	1	52.6	4.55%	Jan-2010
Pitney Bowes - Bank of America	71	49.4	5.33%	Oct-2022
One Citizens Plaza	1	43.5	5.70%	Jan-2012
801 Market Street	1	40.4	6.17%	Feb-2013
Beaver Valley	1	39.8	5.06%	Jan-2015
FSI 6000D	16	31.3	5.80%	Jun-2017
FSI 6000B	16	30.0	5.80%	Jun-2017
FSI 6000A	15	26.4	6.80%	Oct-2017
FSI 6000C	15	22.7	6.80%	Oct-2017
Pitney Bowes - Wachovia A	23	22.0	5.50%	Jun-2023
Sterling Bank	14	19.9	5.57%	Jan-2017
Jenkins Court	1	14.2	8.29%	Aug-2010
Debt With Principal Balance < $3 Million	30	39.4	5.90%	n/a
Total Secured Fixed-Rate Debt	477	$1,318.6	5.69%	n/a

Unsecured Fixed-Rate Debt(3):
Junior Subordinate Notes	n/a	$150.0	0.50%	Jun-2035
Total Unsecured Fixed-Rate Debt		$150.0	0.50%	n/a
Total Fixed-Rate Debt	477	$1,468.6	5.16%	n/a

Secured Floating-Rate Debt:
CDO 2007-1	n/a	$981.3	3m L+0.46%	Aug-2056	(4)
CDO 2006-1	n/a	842.0	3m L+0.37%	Jul-2041	(4)
CDO 2005-1	n/a	784.7	3m L+0.49%	Jul-2035	(4)
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	473.8	1m L+5.200%	Mar-2010	(5)
Goldman/Citigroup/SL Green Mortgage	196	241.3	1m L+1.988%	Mar-2010	(5)
PB Capital Mortgage	45	238.3	1m L+1.650%	Apr-2013
Goldman/Citigroup/KBS/SL Green Mezzanine	n/a	95.3	1m L+6.000%	Mar-2010	(5)
Wachovia Credit Facility	n/a	60.6	1m L+1.29%	Jul-2010
Goldman Repurchase Facility	n/a	4.3	1m L+1.29%	Dec-2010
Total Secured Floating-Rate Debt	241	$3,721.6		n/a

Unsecured Floating-Rate Debt:
Total Unsecured Floating-Rate Debt				n/a
Total Floating-Rate Debt	241	$3,721.6		n/a
Total Debt	718	$5,190.2		n/a
% Secured Debt Balance to Total Debt				97.1%
% Fixed-Rate Debt Balance to Total Debt (including the effect of Interest Rate SWAPS)				50.2%

(1) Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts

(2) Coupon Interest Rate is the stated coupon and is not adjusted for our hedging activity

(3) Fixed interest rate of 0.5% per annum ending 1/29/12, and a fixed interest rate of 7.5% per annum thereafter through maturity

(4) Maturity dates listed are stated final maturities

(5) Maturity date is 3/9/2010 with option to extend to 3/9/2011

Debt Amortization Schedule by Years Q2 2009 Supplemental

(Dollars in millions)

Debt Summary						Remaining Debt Amortization
			6/30/2009	Coupon							2014	2019
		Number of	Principal	Interest	Remaining						Through	Through
Mortgage/Borrowing		Properties	Balance (8)	Rate (9)	Term (Yrs)	2009	2010	2011	2012	2013	2018	2023	> 2023
CDO 2007-1	(1)	n/a	$981.3	3m L+0.46%	47.2	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$981.3
CDO 2006-1	(1)	n/a	842.0	3m L+0.37%	32.1	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$842.0
CDO 2005-1	(1)	n/a	784.7	3m L+0.49%	26.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$784.7
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	473.8	1m L+5.200%	0.7	$0.0	$473.8	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Bank of America - BBD1	(3)	116	355.4	5.467%	4.4	$5.7	$12.0	$12.6	$13.2	$311.9	$0.0	$0.0	$0.0
Goldman/Citigroup/SL Green Mortgage	(4)	196	241.3	1m L+1.988%	0.7	$0.0	$241.3	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
PB Capital Mortgage	(5)	45	238.3	1m L+1.650%	3.8	$0.0	$0.0	$0.0	$0.0	$238.3	$0.0	$0.0	$0.0
Bank of America - BBD2		139	217.9	5.963%	10.2	$1.8	$3.8	$3.9	$4.2	$4.5	$27.2	$172.5	$0.0
Dana - Bank of America		15	180.0	5.610%	8.5	$0.0	$0.0	$0.0	$0.0	$0.0	$180.0	$0.0	$0.0
Junior Subordinate Notes	(6)	n/a	150.0	0.500%	26.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$150.0
Goldman/Citigroup/KBS/SL Green Mezzanine	(2)	n/a	95.3	1m L+6.000%	0.7	$0.0	$95.3	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
101 Independence		1	74.6	5.527%	7.3	$0.7	$1.4	$1.5	$1.6	$1.7	$67.7	$0.0	$0.0
Wachovia Credit Facility		n/a	60.6	1m L+1.290%	1.1	$0.0	$60.6	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
292 Madison (100%)		1	59.1	6.170%	8.1	$0.0	$0.0	$0.0	$0.0	$0.0	$59.1	$0.0	$0.0
BOA Plaza - St Louis		1	52.6	4.546%	0.5	$1.2	$51.4	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Pitney Bowes - Bank of America		71	49.4	5.328%	13.3	$1.6	$1.6	$1.7	$1.8	$1.9	$11.2	$29.6	$0.0
One Citizens Plaza		1	43.5	5.703%	2.5	$0.0	$0.0	$0.0	$43.5	$0.0	$0.0	$0.0	$0.0
801 Market Street		1	40.4	6.170%	3.6	$0.4	$0.8	$0.8	$0.8	$37.6	$0.0	$0.0	$0.0
Beaver Valley		1	39.8	5.055%	5.5	$0.4	$0.8	$0.8	$0.9	$0.9	$36.0	$0.0	$0.0
FSI 6000D		16	31.3	5.800%	7.9	$0.0	$0.2	$0.4	$0.4	$0.4	$29.9	$0.0	$0.0
FSI 6000B		16	30.0	5.800%	7.9	$0.0	$0.2	$0.4	$0.4	$0.4	$28.6	$0.0	$0.0
FSI 6000A		15	26.4	6.800%	8.3	$0.0	$0.0	$0.0	$0.0	$0.3	$26.1	$0.0	$0.0
FSI 6000C		15	22.7	6.800%	8.3	$0.0	$0.0	$0.0	$0.0	$0.2	$22.5	$0.0	$0.0
Pitney Bowes - Wachovia A		23	22.0	5.496%	14.0	$0.5	$1.1	$1.2	$1.2	$1.3	$7.7	$9.0	$0.0
Sterling Bank		14	19.9	5.565%	7.5	$0.0	$0.0	$0.0	$0.0	$0.0	$19.9	$0.0	$0.0
Jenkins Court		1	14.2	8.290%	1.1	$0.1	$14.1	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0
Goldman Repurchase Facility		n/a	4.3	1m L+1.290%	1.5	$0.0	$4.3	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0

Debt With Principal Balance > $1 Million & < $3 Million	(7)	17	30.7	5.820%	3.7	$0.6	$1.2	$1.4	$8.2	$19.3	$0.0	$0.0	$0.0

Debt With Principal Balance < $1 Million*		13	8.7	6.170%	5.9	$0.2	$0.4	$0.4	$4.1	$2.1	$0.6	$0.9	$0.0

Total / Weighted Avg		718	$5,190.2			$13.2	$964.3	$25.1	$80.3	$620.8	$516.5	$212.0	$2,758.0

(1)	Stated Coupon is the combined weighted average of all classes of securities. Maturity dates listed are the stated final maturities.
(2)	Mezzanine Loan collateralized by equity interest in Gramercy Realty properties - Maturity date is 3/9/2010 with option to extend to 3/9/2011 - 1M LIBOR cap of 5.25%
(3)	$84.6mm is collateralized by defeasance securities
(4)	GS Mortgage Loan floating rate based on LIBOR + 198bps - Maturity date is 3/9/2010 with option to extend to 3/9/2011
(5)	PB Capital Mortgage Loan floating rate based on LIBOR + 165bps
(6)	Fixed interest rate of 0.5% per annum commencing 1/30/09 and ending 1/29/12, and a fixed interest rate of 7.5% per annum thereafter through maturity
(7)	$4.3mm is collateralized by defeasance securities (3 Loans)
(8)	Current Principal Balance shown does not include GAAP FMV adjustments or discount/premium amounts
(9)	Schedule does not include any impact as a result of our hedging activity

Gramercy Finance

Gramercy Finance – Portfolio Summary Q2 2009 Supplemental

(Dollars in thousands)

Loan Portfolio and Commercial Real Estate Securities - 6/30/09

	Investment	Debt	Percentage of	Fixed Rate:	Floating Rate:	Weighted Avg	Investments
Type	Count	Investments	Loan Portfolio	Effective Yield	Effective Spread	Floor	Subject to Floor
Whole Loans - Floating Rate	31	$1,024,838	57.6%		428bps	356bps	$656,272
Subordinate Mortgage - Floating Rate	5	79,239	4.5%		266bps	225bps	25,494
Mezzanine Loans - Floating Rate	15	271,066	15.2%		619bps	396bps	100,459
Total Floating Rate Investments	51	$1,375,143	77.3%		456bps	356bps	$782,225

Whole Loans - Fixed Rate	7	145,091	8.1%	7.01%
Subordinate Mortgage - Fixed Rate	5	44,689	2.5%	7.14%
Mezzanine Loans - Fixed Rate	5	202,101	11.4%	9.27%
Preferred Equity - Fixed Rate	1	12,143	0.7%	7.20%
Total Fixed Rate Investments	18	404,024	22.7%	8.16%

Subtotal for Loan Portfolio (1)	69	$1,779,167	100.0%	8.16%	457bps	356bps	$782,225

Real Estate Securities - Floating Rate	8	$70,911	7.5%		315bps
Real Estate Securities - Fixed Rate	84	876,752	92.5%	6.31%
Subtotal	92	$947,663	100.0%	6.31%	315bps

Total / Average		$2,726,830		6.89%	449bps	356bps	$782,225

(1) Weighted Average Effective Yield and Weighted Average Effective Spread calculations include loans classified as Non-Performing. The schedule includes Non-Performing loans classified as Whole Loans - Floating Rate of approximately $45,593 thousand with an effective spread of 741 basis points and Non-Performing loans classified as Whole Loans - Fixed Rate of approximately $22,942 thousand with an effective yield of 7.67%.

Gramercy Finance – Loan Maturity Schedule Q2 2009 Supplemental

(Dollars in thousands)

Loan Portfolio by Current Maturity - 6/30/09

Year	No.	Balance	Percentage
2009	31	$682,146	38.3%
2010	17	550,061	30.9%
2011	7	209,131	11.8%
2012	2	63,243	3.6%
2013	0	—	0.0%
Thereafter	12	274,586	15.4%
Total	69	$1,779,167	100.0%

Loan Portfolio by Fully Extended Maturity (1) - 6/30/09

Year	No.	Balance	Percentage
2009	12	$292,744	16.5%
2010	8	164,690	9.3%
2011	18	548,063	30.8%
2012	16	369,136	20.7%
2013	2	100,935	5.7%
Thereafter	13	303,599	17.0%
Total	69	$1,779,167	100.0%

(1) Fully Extended Maturity reflects assumption that all extension requirements are met and all options to extend are executed.

Gramercy Finance – Loan Region and Property Type Q2 2009 Supplemental

(Dollars in thousands)

Loan Portfolio by Region - 6/30/09

Region	No. (1)	Balance	Percentage
Northeast	27	$877,357	49.3%
West	17	439,436	24.7%
South	7	171,794	9.7%
Mid-Atlantic	7	122,897	6.9%
Southwest	5	90,867	5.1%
Midwest	1	22,258	1.3%
Various (2)	5	54,558	3.0%
Total	69	$1,779,167	100.0%

Loan Portfolio by Property Type - 6/30/09

Property Type	No. (1)	Balance	Percentage
Office	27	$790,225	44.4%
Hotel	11	265,626	14.9%
Multifamily	6	233,615	13.1%
Land - Commercial	5	184,138	10.4%
Retail	6	113,148	6.4%
Condo	4	60,006	3.4%
Mixed-Use	1	32,908	1.8%
Land - Residential	4	39,236	2.2%
Industrial	2	51,068	2.9%
Other (3)	3	9,197	0.5%
Total	69	$1,779,167	100.0%

(1) Represents the number of Investments, not the property count of the underlying collateral.

(2) Includes IO Strips and a Defeased Loan.

(3) Includes IO Strips and a Defeased Loan, and a loan to one Sponsor secured by the equity interests in seven properties.

Gramercy Finance – Credit Ratings of CMBS Investments Q2 2009 Supplemental

(Dollars in thousands)

Real Estate Securities

By Highest Current Rating - 6/30/2009

Rating	Balance	Percentage

AAA	$829,456	87.5%
AA+	13,511	1.4%
AA	59,752	6.3%
AA-	3,508	0.4%
BB	1,149	0.1%
B+	13,174	1.4%
B	5,042	0.5%
B-	4,477	0.5%
CCC+	7,307	0.8%
CCC	3,600	0.4%
CCC-	5,558	0.6%
Not Rated	1,129	0.1%
Total	$947,663	100.0%

By Lowest Current Rating - 6/30/2009

Rating	Balance	Percentage

AAA	$263,795	27.8%
AA	8,058	0.9%
AA-	77,472	8.2%
A+	99,846	10.5%
A	452,216	47.7%
BBB+	4,841	0.5%
B+	8,100	0.9%
B	5,042	0.5%
B-	1,148	0.1%
CCC+	7,307	0.8%
CCC	3,600	0.4%
CCC-	10,632	1.1%
C	4,477	0.5%
Not Rated	1,129	0.1%
Total	$947,663	100.0%

CMBS Rating Changes

	2Q09	1Q09	4Q08	3Q08	2Q08	1Q08
Upgrade	—	—	—	—	—	—
Downgrade	86,012	675,267	—	—	4,797	—
Unchanged	861,651	212,318	869,973	857,402	848,873	791,933

Total	$947,663	$887,585	$869,973	$857,402	$853,670	$791,933

Includes ratings actions taken by Moody’s, S&P or Fitch.

Gramercy Finance – CMBS Region and Property Type Q2 2009 Supplemental

(Dollars in thousands)

Real Estate Securities Portfolio by Region - 6/30/09

Region	Balance	Percentage
Northeast	$214,373	22.8%
West	182,502	19.4%
South	162,582	17.3%
Southwest	131,080	13.9%
Midwest	126,377	13.5%
Mid-Atlantic	120,377	12.8%
Other(1)	1,482	0.2%
US Territories(2)	1,328	0.1%
Various	355	0.04%
Total(3)	$940,456	100.0%

Real Estate Securities Portfolio by Property Type - 6/30/2009

Property Type	Balance	Percentage
Office	$318,315	33.9%
Retail	234,616	24.9%
Multifamily(4)	171,137	18.2%
Hotel	97,205	10.3%
Industrial	57,905	6.2%
Mixed-Use	35,213	3.7%
Self Storage	12,884	1.4%
Other	12,490	1.3%
Condo	691	0.1%
Total(3)	$940,456	100.0%

(1) Includes seven properties located outside of the US and US Territories

(2) Includes properties located in Puerto Rico and Guam

(3) Does not include $7.2 million of REIT debt that also serves as collateral for one bond

(4) Includes Multifamily and Manufactured Housing

Gramercy Realty

Gramercy Realty – Comparative Balance Sheets - Assets Q2 2009 Supplemental

(Unaudited - in thousands)

	June 30, 2009	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Assets

Real estate investments, at cost:
Land	$824,202	$826,570	$815,003	$647,123	$650,594
Building and improvements	2,410,976	2,414,527	2,441,839	2,550,010	2,561,050
Total real estate investment, cost	3,235,178	3,241,097	3,256,842	3,197,133	3,211,644
Less: accumulated depreciation	(76,692)	(61,493)	(78,315)	(48,334)	(24,018)
Total real estate investment, net	3,158,486	3,179,604	3,178,527	3,148,799	3,187,626

Cash and cash equivalents	53,461	45,066	91,240	25,890	36,206
Restricted cash	83,294	77,978	78,520	94,579	89,980
Pledged government securities, net	99,447	100,483	101,576	102,607	103,527
Investment in joint venture	8,629	9,311	10,495	12,122	12,795
Other assets held for sale, net	104,897	112,281	81,403	193,544	221,263
Tenant and other receivables	20,625	27,005	28,129	52,276	55,298
Acquired lease assets	480,012	499,652	566,972	415,633	420,493
Deferred costs, net	9,877	12,334	15,534	24,589	28,024
Other assets	14,581	19,792	10,790	19,214	16,518

Total assets	$4,033,309	$4,083,506	$4,163,186	$4,089,253	$4,171,730

Gramercy Realty – Comparative Balance Sheets – Liabilities & Equity Q2 2009 Supplemental

(Unaudited - in thousands)

	June 30, 2008	March 31, 2009	December 31, 2008	September 30, 2008	June 30, 2008
Liabilities and Stockholders’ Equity

Liabilities:
Credit facilities	$—	$—	$—	$—	$93,917
Mortgage notes payable to an affiliate	104,367	110,898	115,625	148,594	67,612
Mortgage notes payable	2,273,713	2,285,877	2,354,368	2,392,149	2,406,064
Total debt	2,378,080	2,396,775	2,469,993	2,540,743	2,567,593

Accrued interest	8,217	8,004	8,167	10,806	10,200
Accounts payable and accrued expenses	56,720	53,210	62,556	76,277	91,673
Deferred revenue	87,896	99,683	98,693	86,017	83,622
Below market lease liabilities, net	816,012	845,769	846,351	708,186	746,146
Leasehold interests liabilities, net	19,556	20,361	21,051	21,759	21,895
Liabilities related to assets held for sale	61,332	60,372	15,320	9,626	7,274

Total liabilities	3,427,813	3,484,174	3,522,131	3,453,414	3,528,403

Stockholders’ equity:
Investment by Gramercy Capital Corp.	805,200	805,200	805,200	805,200	805,200
Due to Gramercy Capital Corp.	(198,586)	(200,365)	(162,313)	(169,805)	(162,872)
Retained earnings	(3,691)	(8,235)	(4,544)	(2,019)	(1,387)
Total Gramercy Realty equity	602,923	596,600	638,343	633,376	640,941
Non-controlling interest	2,573	2,732	2,712	2,463	2,386
Total stockholders’ equity	605,496	599,332	641,055	635,839	643,327

Total liabilities and stockholders’ equity	$4,033,309	$4,083,506	$4,163,186	$4,089,253	$4,171,730

Gramercy Realty – Comparative Statements of Operations Q2 2009 Supplemental

(Unaudited - in thousands)

	Quarter Ended
	June 30, 2009	March 31, 2009 *	December 31, 2008 *

Revenues:
Rental revenue	$81,556	$77,710	$76,097
Operating expense reimbursements	29,097	29,925	29,664
Interest and other income	966	988	928
Total revenues	111,619	108,623	106,689

Operating expenses:
Ground rents and leasehold obligations	4,061	4,427	3,806
Real estate taxes	9,356	9,507	9,138
Utilities	8,857	9,897	9,360
Other property operating expenses	18,588	19,241	17,026
Direct billable expenses	2,087	2,163	1,606
Total operating expenses	42,949	45,235	40,936

Net operating income	68,670	63,388	65,753

Other expenses:
Marketing, general and administrative	1,800	879	1,396
Total other expenses	1,800	879	1,396

EBITDA	66,870	62,509	64,357

Interest expense	31,531	32,541	39,388
Depreciation and amortization	29,570	27,118	26,826
Income (loss) before equity in loss from unconsolidated joint venture and non-controlling interest	5,769	2,850	(1,857)

Equity in net loss from unconsolidated joint venture	(675)	(641)	(690)

Net income (loss) from continuing operations	$5,094	$2,209	$(2,547)

Net income (loss) from discontinued operations	$(2,089)	$(6,238)	$186
Net gains from disposals	1,595	358	—

Net income (loss) from discontinued operations	(494)	(5,880)	186

Net loss attributed to non-controlling interest	(55)	(20)	(165)

Net income (loss)	$4,545	$(3,691)	$(2,526)

* Reflects properties reclassified during Q2 2009 to Discontinued Operations.

Gramercy Realty – Portfolio Summary Q2 2009 Supplemental

Gramercy Realty Portfolio

	Gramercy Realty Portfolio, as of March 31, 2009	Dispositions	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Portfolio, as of June 30, 2009

Number of Properties	945	(12)				933
Branches	606	(10)				596
Office Buildings	333	(2)				331
Land	6	—				6

Rentable Sq. Ft.	26,569,469	(168,966)			11,198	26,411,701
Branches	3,906,271	(92,687)			—	3,813,584
Office Buildings	22,663,198	(76,279)			11,198	22,598,117

Leased Sq. Ft.	23,522,097	(120,255)	41,714	(163,996)	5,851	23,285,411
Branches	3,326,612	(58,976)	—	(21,751)	—	3,245,885
Office Buildings	20,195,485	(61,279)	41,714	(142,245)	5,851	20,039,526

% Leased	88.5%					88.2%

% of Base Revenue from:
Financial Institutions	81.7%					81.8%
“A” Rated Tenants (1)	72.9%					67.7%
Net Leases	79.9%					79.9%

Lease Expiration (% of Base Revenue within Next Twelve Months)	2.1%					2.3%

Weighted Average Remaining Lease Term (years)	10.2					10.0

(1)  Ratings by Moody’s. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.

Gramercy Realty – Portfolio Summary – Core, Value-Add and Held for Sale Q2 2009 Supplemental

Core

	Gramercy Realty Core Assets, as of March 31, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Core Assets, as of June 30, 2009

Number of Properties	647	(2)	(1)				644
Branches	450	(2)	(1)				447
Office Buildings	197	—	—				197
Land	—	—	—				—

Rentable Sq. Ft.	20,053,620	(24,900)	(10,415)			—	20,018,305
Branches	2,824,410	(24,900)	(10,415)			—	2,789,095
Office Buildings	17,229,210	—	—			—	17,229,210

Leased Sq. Ft.	19,308,054	(24,900)	(10,415)	3,519	(132,245)	5,428	19,149,441
Branches	2,764,271	(24,900)	(10,415)	—	(9,956)	—	2,719,000
Office Buildings	16,543,783	—	—	3,519	(122,289)	5,428	16,430,441

% Leased	96.3%						95.7%

% of Base Revenue from:
Financial Institutions	84.9%						85.1%
“A” Rated Tenants (1)	75.5%						72.7%
Net Leases	82.8%						82.8%

Lease Expiration (% of Base Revenue within Next Twelve Months)	2.1%						2.4%

Weighted Average Remaining Lease Term (years)	10.3						10.1

Value-Add

	Gramercy Realty Value-Add Assets, as of March 31, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty Value-Add Assets, as of June 30, 2009

Number of Properties	210	(2)	(3)				205
Branches	105	(1)	(1)				103
Office Buildings	104	(1)	(2)				101
Land	1	—	—				1

Rentable Sq. Ft.	4,598,848	(15,028)	(33,857)			11,198	4,561,161
Branches	748,851	(2,790)	(8,176)			—	737,885
Office Buildings	3,849,997	(12,238)	(25,681)			11,198	3,823,276

Leased Sq. Ft.	3,067,589	(14,199)	(23,617)	35,190	(26,040)	423	3,039,346
Branches	470,043	(2,790)	(8,176)	—	(11,795)	—	447,282
Office Buildings	2,597,546	(11,409)	(15,441)	35,190	(14,245)	423	2,592,064

% Leased	66.7%						66.6%

% of Base Revenue from:
Financial Institutions	68.6%						67.7%
“A” Rated Tenants (1)	55.9%						38.7%
Net Leases	64.2%						63.5%

Lease Expiration (% of Base Revenue within Next Twelve Months)	2.5%						2.2%

Weighted Average Remaining Lease Term (years)	9.4						9.2

Held for Sale

	Gramercy Realty HFS Assets, as of March 31, 2009	Dispositions	Reclass	New Leasing	Lease Terminations / Expirations	Remeasure / Adjustments	Gramercy Realty HFS Assets, as of June 30, 2009

Number of Properties	88	(8)	4				84
Branches	51	(7)	2				46
Office Buildings	32	(1)	2				33
Land	5	—	—				5

Rentable Sq. Ft.	1,917,001	(129,038)	44,272			—	1,832,235
Branches	333,010	(64,997)	18,591			—	286,604
Office Buildings	1,583,991	(64,041)	25,681			—	1,545,631

Leased Sq. Ft.	1,146,454	(81,156)	34,032	3,005	(5,711)	—	1,096,624
Branches	92,298	(31,286)	18,591	—	—	—	79,603
Office Buildings	1,054,156	(49,870)	15,441	3,005	(5,711)	—	1,017,021

% Leased	59.8%						59.9%

% of Base Revenue from:
Financial Institutions	62.9%						63.7%
“A” Rated Tenants (1)	74.6%						59.3%
Net Leases	73.0%						74.2%

Lease Expiration (% of Base Revenue within Next Twelve Months)	0.8%						0.9%

Weighted Average Remaining Lease Term (years)	9.9						9.7

(1)  Ratings by Moody’s. Individual lease agreements may be with tenants that are unrated subsidiaries of rated entities.

Gramercy Realty – Portfolio Vacancies Q2 2009 Supplemental

Gramercy Realty Portfolio

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Florida	147	3,174,029	2,790,294	383,735	12.1%
Illinois	14	1,432,194	1,113,143	319,051	22.3%
Virginia	47	2,753,366	2,451,953	301,413	10.9%
New Jersey	64	1,290,678	1,082,520	208,158	16.1%
Texas	47	732,806	535,859	196,947	26.9%
Missouri	20	1,383,386	1,189,146	194,240	14.0%
North Carolina	181	4,260,277	4,098,523	161,754	3.8%
Georgia	69	1,509,913	1,372,978	136,935	9.1%
New York	14	620,872	486,827	134,045	21.6%
Tennessee	15	293,038	170,326	122,712	41.9%
	618	17,450,559	15,291,569	2,158,990

Top Ten Office Vacancies

		Rentable	Leased	Vacant	%
Property Name		Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Nations Bank Center - Richmond		540,229	354,912	185,317	34.3%
Bank of America - Chicago		983,778	816,084	167,694	17.0%
Downtown St. Petersburg		87,755	—	87,755	100.0%
Exchange Street - Malden		314,156	232,914	81,242	25.9%
Harborside - Jersey City		311,829	237,312	74,517	23.9%
Bank of America Plaza - St. Louis		750,000	676,278	73,722	9.8%
Peoria Main		243,611	177,039	66,572	27.3%
State Street - Albany		167,195	109,795	57,400	34.3%
Arcadia - Kalamazoo		112,988	62,147	50,841	45.0%
Fort Sam Houston		58,649	10,045	48,604	82.9%
		3,570,190	2,676,526	893,664

13.5% of portfolio sq. ft.	28.6% of portfolio vacancy
15.8% of office sq. ft.	34.9% of office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Over 100,000 SF	54	15,132,918	14,183,145	949,773	6.3%
50,000 to 99,999 SF	28	2,067,563	1,640,125	427,438	20.7%
20,000 to 49,999 SF	133	3,773,687	2,948,100	825,587	21.9%
10,000 to 19,999 SF	235	3,287,368	2,688,078	599,290	18.2%
Under 10,000 SF	477	2,150,165	1,825,963	324,202	15.1%
Portfolio Total	927	26,411,701	23,285,411	3,126,290	11.8%

Portfolio by Percent Vacant

		Number of	Rentable	Leased	Vacant
		Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.
Vacant		67	422,204	—	422,204
90-99% Vacant		—	—	—	—
80-89% Vacant		3	89,367	15,774	73,593
70-79% Vacant		6	103,180	30,048	73,132
60-69% Vacant		14	302,866	108,467	194,399
50-59% Vacant		25	517,788	233,061	284,727
40-49% Vacant		46	977,691	540,659	437,032
30-39% Vacant		46	1,795,584	1,173,916	621,668
20-29% Vacant		52	2,018,944	1,513,682	505,262
10-19% Vacant		28	1,609,450	1,342,077	267,373
1-9% Vacant		32	4,897,966	4,651,066	246,900
No Vacancy		608	13,676,661	13,676,661	—
Portfolio Total		927	26,411,701	23,285,411	3,126,290

Land parcels are excluded from property totals.

Gramercy Realty – Portfolio Vacancies – Core, Value-Add and HFS Q2 2009 Supplemental

Core

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Illinois	4	1,245,533	1,009,256	236,277	19.0%
Virginia	29	2,559,877	2,352,314	207,563	8.1%
Massachusetts	2	622,635	541,393	81,242	13.0%
Florida	104	2,547,478	2,476,125	71,353	2.8%
North Carolina	164	4,072,133	4,011,372	60,761	1.5%
Pennsylvania	26	1,335,228	1,297,535	37,693	2.8%
California	83	1,254,651	1,221,117	33,534	2.7%
New Jersey	42	545,488	518,344	27,144	5.0%
Washington	9	244,171	218,258	25,913	10.6%
Maryland	7	1,008,233	984,745	23,488	2.3%
	470	15,435,427	14,630,459	804,968

Top Ten Office Vacancies

		Rentable	Leased	Vacant	%
Property Name		Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Nations Bank Center - Richmond		540,229	354,912	185,317	34.3%
Bank of America - Chicago		983,778	816,084	167,694	17.0%
Exchange Street - Malden		314,156	232,914	81,242	25.9%
Peoria Main		243,611	177,039	66,572	27.3%
Deland		64,075	35,944	28,131	43.9%
525 N Tryon-Odell - Charlotte		405,737	382,266	23,471	5.8%
Charles Street - Baltimore		517,942	494,698	23,244	4.5%
101 Independence - Charlotte		565,694	546,352	19,342	3.4%
Bridgewater		95,620	76,602	19,018	19.9%
1 Jefferson Square - Waterbury		45,369	30,351	15,018	33.1%
		3,776,211	3,147,162	629,049

18.9% of core sq. ft.	72.4% of core vacancy
21.9% of core office sq. ft.	78.8% of core office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Over 100,000 SF	47	13,064,173	12,460,976	603,197	4.6%
50,000 to 99,999 SF	18	1,337,645	1,266,670	70,975	5.3%
20,000 to 49,999 SF	72	2,035,053	1,951,180	83,873	4.1%
10,000 to 19,999 SF	139	1,925,720	1,851,142	74,578	3.9%
Under 10,000 SF	368	1,655,714	1,619,473	36,241	2.2%
Core Total	644	20,018,305	19,149,441	868,864	4.3%

Portfolio by Percent Vacant

		Number of	Rentable	Leased	Vacant
		Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.
Vacant		4	16,964	—	16,964
90-99% Vacant		—	—	—	—
80-89% Vacant		—	—	—	—
70-79% Vacant		—	—	—	—
60-69% Vacant		—	—	—	—
50-59% Vacant		—	—	—	—
40-49% Vacant		7	158,172	89,280	68,892
30-39% Vacant		7	656,446	431,247	225,199
20-29% Vacant		12	718,133	533,195	184,938
10-19% Vacant		22	1,528,799	1,275,294	253,505
1-9% Vacant		25	3,487,374	3,368,008	119,366
No Vacancy		567	13,452,417	13,452,417	—
Core Total		644	20,018,305	19,149,441	868,864

Value-Add

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
New Jersey	17	690,295	536,404	153,891	22.3%
Florida	27	342,176	211,123	131,053	38.3%
New York	5	319,471	191,410	128,061	40.1%
Tennessee	13	277,497	164,089	113,408	40.9%
Texas	6	192,531	85,996	106,535	55.3%
Missouri	10	475,972	379,859	96,113	20.2%
North Carolina	14	164,133	77,824	86,309	52.6%
Georgia	15	174,028	103,090	70,938	40.8%
California	12	257,370	193,366	64,004	24.9%
Arkansas	6	231,303	168,197	63,106	27.3%
	125	3,124,776	2,111,358	1,013,418

Top Ten Office Vacancies

		Rentable	Leased	Vacant	%
Property Name		Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Harborside - Jersey City		311,829	237,312	74,517	23.9%
State Street - Albany		167,195	109,795	57,400	34.3%
Arcadia - Kalamazoo		112,988	62,147	50,841	45.0%
Fort Sam Houston		58,649	10,045	48,604	82.9%
One East Ave - Rochester		99,921	55,067	44,854	44.9%
Las Vegas Ops Center		148,070	107,179	40,891	27.6%
Asheville Main		92,601	55,790	36,811	39.8%
Central Avenue - Hot Springs		99,004	65,954	33,050	33.4%
Kansas City Ops Center		317,732	286,619	31,113	9.8%
Quintard Ave - Anniston		28,671	—	28,671	100.0%
		1,436,660	989,908	446,752

31.5% of value-add sq. ft.	29.4% of value-add vacancy
37.6% of value-add office sq. ft.	36.3% of value-add office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Over 100,000 SF	6	1,318,745	1,045,891	272,854	20.7%
50,000 to 99,999 SF	8	578,623	352,386	226,237	39.1%
20,000 to 49,999 SF	44	1,282,522	773,522	509,000	39.7%
10,000 to 19,999 SF	75	1,077,632	696,716	380,916	35.3%
Under 10,000 SF	71	303,639	170,831	132,808	43.7%
Value-Add Total	204	4,561,161	3,039,346	1,521,815	33.4%

Portfolio by Percent Vacant

		Number of	Rentable	Leased	Vacant
		Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.
Vacant		30	165,140	—	165,140
90-99% Vacant		—	—	—	—
80-89% Vacant		2	69,349	12,109	57,240
70-79% Vacant		2	31,174	8,892	22,282
60-69% Vacant		7	146,864	53,431	93,433
50-59% Vacant		15	279,073	126,854	152,219
40-49% Vacant		28	639,566	353,627	285,939
30-39% Vacant		34	1,078,006	703,652	374,354
20-29% Vacant		37	1,247,771	940,741	307,030
10-19% Vacant		6	80,651	66,783	13,868
1-9% Vacant		5	622,622	572,312	50,310
No Vacancy		38	200,945	200,945	—
Value-Add Total		204	4,561,161	3,039,346	1,521,815

Held for Sale

Top Ten Vacancies by State

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Florida	16	284,375	103,046	181,329	63.8%
Missouri	3	786,110	689,159	96,951	12.3%
Texas	9	180,086	92,835	87,251	48.4%
Indiana	3	126,192	46,888	79,304	62.8%
Georgia	10	88,483	28,072	60,411	68.3%
Pennsylvania	7	56,473	3,622	52,851	93.6%
Illinois	5	81,579	41,639	39,940	49.0%
Virginia	6	39,443	3,665	35,778	90.7%
New Jersey	5	54,895	27,772	27,123	49.4%
Alabama	4	22,062	6,574	15,488	70.2%
	68	1,719,698	1,043,272	676,426

Top Ten Office Vacancies

		Rentable	Leased	Vacant	%
Property Name		Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Downtown St. Petersburg		87,755	—	87,755	100.0%
Bank of America Plaza - St. Louis		750,000	676,278	73,722	9.8%
Vincennes		63,540	21,069	42,471	66.8%
Washington Street - Frankfort		37,188	14,986	22,202	59.7%
Cocoa Village		35,487	14,410	21,077	59.4%
Moultrie Main		23,753	7,025	16,728	70.4%
Hanover		16,565	—	16,565	100.0%
Norton - 7th Street		20,018	3,665	16,353	81.7%
Downtown Daytona		22,774	6,516	16,258	71.4%
Denison		22,986	8,045	14,941	65.0%
		1,080,066	751,994	328,072

58.9% of HFS sq. ft.	44.6% of HFS vacancy
69.9% of HFS office sq. ft.	62.1% of HFS office vacancy

Vacancy by Building Size

	Number of	Rentable	Leased	Vacant	%
	Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.	Vacant
Over 100,000 SF	1	750,000	676,278	73,722	9.8%
50,000 to 99,999 SF	2	151,295	21,069	130,226	86.1%
20,000 to 49,999 SF	17	456,112	223,398	232,714	51.0%
10,000 to 19,999 SF	21	284,016	140,220	143,796	50.6%
Under 10,000 SF	38	190,812	35,659	155,153	81.3%
HFS Total	79	1,832,235	1,096,624	735,611	40.1%

Portfolio by Percent Vacant

		Number of	Rentable	Leased	Vacant
		Properties	Sq. Ft.	Sq. Ft.	Sq. Ft.
Vacant		33	240,100	—	240,100
90-99% Vacant		—	—	—	—
80-89% Vacant		1	20,018	3,665	16,353
70-79% Vacant		4	72,006	21,156	50,850
60-69% Vacant		7	156,002	55,036	100,966
50-59% Vacant		10	238,715	106,207	132,508
40-49% Vacant		11	179,953	97,752	82,201
30-39% Vacant		5	61,132	39,017	22,115
20-29% Vacant		3	53,040	39,746	13,294
10-19% Vacant		—	—	—	—
1-9% Vacant		2	787,970	710,746	77,224
No Vacancy		3	23,299	23,299	—
HFS Total		79	1,832,235	1,096,624	735,611

Land parcels are excluded from property totals.

Gramercy Realty – Lease Expiration Q2 2009 Supplemental

Gramercy Realty Portfolio

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
Monthly	79	1,156,123	4.38%	0.05%
Q3 2009	34	277,950	1.05%	0.16%
Q4 2009	43	125,344	0.47%	0.26%
Q1 2010	32	189,166	0.72%	0.52%
Q2 2010	37	202,623	0.77%	1.28%

Gramercy Realty – Lease Expiration – Core, Value-Add and HFS Q2 2009 Supplemental

Core

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Core Rentable Sq. Ft.	% of Core Base Rent
Monthly	37	1,073,420	5.36%	0.04%
Q3 2009	18	244,975	1.22%	0.15%
Q4 2009	23	78,079	0.39%	0.22%
Q1 2010	17	165,501	0.83%	0.53%
Q2 2010	18	168,759	0.84%	1.42%

Value-Add

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Value-Add Base Rent
Monthly	31	61,224	1.34%	0.09%
Q3 2009	15	31,556	0.69%	0.29%
Q4 2009	14	32,511	0.71%	0.50%
Q1 2010	13	21,797	0.48%	0.59%
Q2 2010	14	25,395	0.56%	0.72%

Held for Sale

Lease Expirations within Next 12 Months

Expiring	Number of Tenant Leases	Leased Sq. Ft.	% of HFS Rentable Sq. Ft.	% of HFS Base Rent
Monthly	11	21,479	1.17%	0.11%
Q3 2009	1	1,419	0.08%	0.00%
Q4 2009	6	14,754	0.81%	0.32%
Q1 2010	2	1,868	0.10%	0.10%
Q2 2010	5	8,469	0.46%	0.33%

Includes noticed shedding space, but excludes contractual rent reductions (Dana and Regions portfolios).

Leases for parking, signs, antennae, etc. are excluded.

Gramercy Realty – Top Ten Q2 2009 Supplemental

Gramercy Realty Portfolio

Top Ten Tenants by Percent of Base Rent

Tenants / Financial Institutions	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Portfolio Base Rent
1 Bank of America, N.A.	Aa3	373	12,426,878	47.1%	46.0%
2 Wachovia Bank, National Association	Aa2	137	4,783,731	18.1%	13.2%
3 Regions Financial Corporation	Baa3	76	681,401	2.6%	4.1%
4 Citizens Financial Group	Ba1	9	267,585	1.0%	2.5%
5 American International Insurance Company (AIG)	A3	1	263,058	1.0%	1.9%
6 General Services Administration (GSA)	Aaa	4	219,160	0.8%	1.9%
7 Branch Banking & Trust Co. (BB&T)	A1	22	395,589	1.5%	1.7%
8 Key Bank	A2	32	159,076	0.6%	1.4%
9 Citco Fund Services (USA), Inc.	N/A	1	104,343	0.4%	1.0%
10 Fifth Third Bank	Baa1	17	64,046	0.2%	0.9%
		672	19,364,867	73.3%	74.6%

* Ratings by Moody’s.  Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Top Ten States by Percent of Portfolio NOI

States	Number of Properties	Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% Leased	% of Portfolio NOI
1 North Carolina	181	4,260,277	16.1%	96.2%	20.8%
2 Florida	147	3,174,029	12.0%	87.9%	13.3%
3 Virginia	47	2,753,366	10.4%	89.1%	10.9%
4 Georgia	69	1,509,913	5.7%	90.9%	6.7%
5 Pennsylvania	46	1,470,529	5.6%	92.3%	6.0%
6 Maryland	7	1,008,233	3.8%	97.7%	5.6%
7 California	95	1,512,021	5.7%	93.5%	5.5%
8 Missouri	20	1,383,386	5.2%	86.0%	4.7%
9 Illinois	14	1,432,194	5.4%	77.7%	3.6%
10 Delaware	2	378,723	1.4%	100.0%	2.8%
	628	18,882,671	71.3%	90.8%	79.8%

Land parcels are excluded from property totals.

Gramercy Realty – Top Ten – Core, Value-Add and HFS Q2 2009 Supplemental

Top Ten Tenants by Percent of Base Rent

Core

Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core Base Rent	% of Portfolio Base Rent
1 Bank of America, N.A.	Aa3	285	10,710,410	53.50%	40.55%	49.32%	40.60%
2 Wachovia Bank, National Association	Aa2	113	4,362,850	21.79%	16.52%	14.87%	12.24%
3 Citizens Financial Group	Ba1	3	223,307	1.12%	0.85%	2.65%	2.18%
4 American International Insurance Company (AIG)	A3	1	263,058	1.31%	1.00%	2.36%	1.94%
5 Branch Banking & Trust Co. (BB&T)	A1	22	395,589	1.98%	1.50%	2.01%	1.65%
6 General Services Administration (GSA)	Aaa	1	170,717	0.85%	0.65%	1.89%	1.56%
7 Key Bank	A2	30	140,590	0.70%	0.53%	1.53%	1.26%
8 Fifth Third Bank	Baa1	17	64,046	0.32%	0.24%	1.09%	0.90%
9 Regions Financial Corporation	Baa3	16	63,116	0.32%	0.24%	1.07%	0.88%
10 Robinson, Bradshaw & Hinson PA	N/A	1	120,606	0.60%	0.46%	0.93%	0.76%
		489	16,514,289	82.49%	62.54%	77.72%	63.97%

Value-Add

Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value-Add Base Rent	% of Portfolio Base Rent
1 Bank of America, N.A.	Aa3	70	1,208,896	26.50%	4.58%	25.76%	3.31%
2 Regions Financial Corporation	Baa3	41	455,675	9.99%	1.73%	19.03%	2.44%
3 Citco Fund Services (USA), Inc.	N/A	1	104,343	2.29%	0.40%	7.66%	0.98%
4 Wachovia Bank, National Association	Aa2	17	381,037	8.35%	1.44%	6.64%	0.85%
5 Sovereign Bank	A3	5	29,436	0.65%	0.11%	2.78%	0.36%
6 Citizens Financial Group	Ba1	6	44,278	0.97%	0.17%	2.69%	0.35%
7 PNC Bank (includes former National City Bank)	A3	5	59,258	1.30%	0.22%	2.57%	0.33%
8 General Services Administration (GSA)	Aaa	3	48,443	1.06%	0.18%	2.50%	0.32%
9 Northern Trust Co.	A1	1	26,570	0.58%	0.10%	2.01%	0.26%
10 Bank of Montreal	Aa1	1	14,656	0.32%	0.06%	1.13%	0.14%
		150	2,372,592	52.01%	8.99%	72.77%	9.34%

Held for Sale

Tenants	Credit Rating*	Number of Locations	Rentable Sq. Ft.	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS Base Rent	% of Portfolio Base Rent
1 Bank of America, N.A.	Aa3	18	507,572	27.70%	1.92%	43.34%	2.10%
2 Regions Financial Corporation	Baa3	19	162,610	8.87%	0.62%	16.58%	0.80%
3 International Business Machines Corp.	A1	1	154,017	8.41%	0.58%	12.15%	0.59%
4 PricewaterhouseCoopers LLP	N/A	1	49,762	2.72%	0.19%	8.03%	0.39%
5 Anheuser Busch Incorporated	Baa2	1	45,052	2.46%	0.17%	6.16%	0.30%
6 C.J. Thomas Company, Inc.	N/A	1	19,307	1.05%	0.07%	3.07%	0.15%
7 Key Bank	A2	1	14,858	0.81%	0.06%	2.22%	0.11%
8 Schroeder Measurement Technologies, Inc.	N/A	1	20,913	1.14%	0.08%	2.17%	0.11%
9 Wachovia Bank, National Association	Aa2	7	39,844	2.17%	0.15%	1.60%	0.08%
10 General Services Administration (GSA)	Aaa	1	4,861	0.27%	0.02%	0.75%	0.04%
		51	1,018,796	55.60%	3.86%	96.07%	4.67%

*  Ratings by Moody’s. Individual lease agreements may be with tenants that are unrated subsidiaries of named entities.

Gramercy Realty – Top Ten – Core, Value-Add and HFS Q2 2009 Supplemental

Top Ten States by Percent of NOI

Core

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of Core Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Core NOI	% of Portfolio NOI
1	North Carolina	164	4,072,133	98.5%	20.34%	15.42%	21.95%	20.98%
2	Florida	104	2,547,478	97.2%	12.73%	9.65%	15.21%	14.53%
3	Virginia	29	2,559,877	91.9%	12.79%	9.69%	11.41%	10.90%
4	Georgia	44	1,247,402	99.6%	6.23%	4.72%	6.78%	6.47%
5	Pennsylvania	26	1,335,228	97.2%	6.67%	5.06%	6.03%	5.76%
6	Maryland	7	1,008,233	97.7%	5.04%	3.82%	5.89%	5.63%
7	California	83	1,254,651	97.3%	6.27%	4.75%	5.31%	5.07%
8	Illinois	4	1,245,533	81.0%	6.22%	4.72%	3.49%	3.34%
9	Delaware	2	378,723	100.0%	1.89%	1.43%	2.93%	2.80%
10	New Jersey	42	545,488	95.0%	2.72%	2.07%	2.73%	2.61%
		505	16,194,746	95.7%	80.90%	61.33%	81.73%	78.09%

Value-Add

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of Value-Add Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of Value- Add NOI	% of Portfolio NOI
1	Missouri	10	475,972	79.8%	10.44%	1.80%	44.52%	0.90%
2	Arkansas	6	231,303	72.7%	5.07%	0.88%	26.37%	0.53%
3	Tennessee	13	277,497	59.1%	6.08%	1.05%	23.83%	0.48%
4	California	12	257,370	75.1%	5.64%	0.97%	20.37%	0.41%
5	Washington	10	107,204	65.7%	2.35%	0.41%	19.14%	0.39%
6	Pennsylvania	13	78,828	71.2%	1.73%	0.30%	18.54%	0.37%
7	Alabama	7	109,902	61.6%	2.41%	0.42%	15.54%	0.31%
8	Nevada	1	148,070	72.4%	3.25%	0.56%	13.92%	0.28%
9	Georgia	15	174,028	59.2%	3.82%	0.66%	10.61%	0.21%
10	Illinois	5	105,082	59.2%	2.30%	0.40%	7.11%	0.14%
		92	1,965,256	69.8%	43.09%	7.45%	199.95%	4.02%

Held for Sale

States		Number of Properties	Rentable Sq. Ft.	% Leased	% of HFS Rentable Sq. Ft.	% of Portfolio Rentable Sq. Ft.	% of HFS NOI	% of Portfolio NOI
1	Missouri	3	786,110	87.7%	42.90%	2.98%	140.66%	3.40%
2	Texas	9	180,086	51.6%	9.83%	0.68%	9.41%	0.23%
3	Illinois	5	81,579	51.0%	4.45%	0.31%	5.95%	0.14%
4	Mississippi	2	32,869	59.3%	1.79%	0.12%	4.89%	0.12%
5	Indiana	3	126,192	37.2%	6.89%	0.48%	3.27%	0.08%
6	Alabama	4	22,062	29.8%	1.20%	0.08%	1.04%	0.03%
7	North Carolina	3	24,011	38.8%	1.31%	0.09%	0.29%	0.01%
8	New Jersey	5	54,895	50.6%	3.00%	0.21%	0.16%	—
9	South Carolina	2	14,265	39.8%	0.78%	0.05%	(0.25)%	(0.01)%
10	Oklahoma	1	8,734	51.3%	0.48%	0.03%	(0.35)%	(0.01)%
		37	1,330,803	70.9%	72.63%	5.03%	165.07%	3.99%

Land parcels are excluded from property totals.

Gramercy Realty – Dispositions – Q2 Q2 2009 Supplemental

Gramercy Realty

Dispositions Report

Date of Inventory 6/30/2009

For Dispositions between 4/1/2009 and 6/30/2009

		Property	Own.				Zip	Disposition	Rentable	Leased	%
Property	Property Name	Type	Code	Address	City	State	Code	Date	SF	SF	Leased

3313	Cocoa	Branch	OWN	834 N Cocoa Blvd	Cocoa	FL	32922	4/17/2009	11,203	5,730	51.1%
5287	Palatka - Main Building	Branch	OWN	620 S Highway 19	Palatka	FL	32177	6/1/2009	11,117	4,188	37.7%
3377	Scotch Plns Off	Branch	OWN	460 Park Ave	Scotch Plains	NJ	07076	6/3/2009	11,319	6,859	60.6%
3355	Hendersonville	Branch	OWN	301 South Main Street	Hendersonville	NC	28792	6/10/2009	13,176	13,176	100.0%
3697	Wescosville	Branch	OWN	4703 Hamilton Blvd	Wescosville	PA	18103	6/12/2009	3,318	—	—
3381	Union-Larchmont	Branch	OWN	2500 Morris Ave	Union	NJ	07083	6/19/2009	11,724	11,724	100.0%
3307	Airport Road	Branch	OWN	125 N. Airport Pulling Road	Naples	FL	34104	6/23/2009	10,450	4,909	47.0%
3718	Bonita Springs	Branch	OWN	3250 Woods Edge Parkway	Bonita Springs	FL	34134	6/25/2009	3,229	—	—
3367	Cranford Office	Branch	OWN	2 North Ave W	Cranford	NJ	07016	6/30/2009	14,361	9,600	66.8%
3723	Suwannee	Branch	OWN	480 Peachtree Industrial Blvd	Suwannee	GA	30024	6/30/2009	2,790	2,790	100.0%

	Total Number of Properties for Branch			10					92,687	58,976	63.6%

3439	Reflections Two	Office	OWN	450 S Australian Ave	West Palm Beach	FL	33401	5/27/2009	64,041	49,870	77.9%
4258	First Avenue South	Office	OWN	121 First Avenue South	Franklin	TN	37065	6/10/2009	12,238	11,409	93.2%

	Total Number of Properties for Office			2					76,279	61,279	80.3%

	Total Number of Properties			12					168,966	120,255	71.2%

Glossary Q2 2009 Supplemental

Term	Definition

Annualized Base Rent

The base rent, excluding Reimbursable Expenses and without Straightlining, required to be paid by a tenant under a lease during the most recently completed calendar quarter multiplied by four. Annualized Base Rent is computed without regard for scheduled rental increases, decreases or lease expirations, but does not include any amounts attributable to periods after a property is sold. For gross leases, Annualized Base Rent includes the entire amount paid by the tenant, including any portion that may be applied by the landlord to the payment of operating expenses.

EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization equals Total Revenues (calculated on a GAAP basis, inclusive of the impact of straightlining of rents) less Operating Expenses.

Funds From Operations (FFO)

The revised White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts, or NAREIT, in April 2002 defines FFO as net income (loss) (computed in accordance with GAAP, inclusive of the impact of straight line rents), excluding gains (or losses) from items which are not a recurring part of our business, such as sales of properties, plus real estate-related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures. We consider gains and losses on the sales of debt investments to be a normal part of our recurring operations and therefore include such gains and losses when arriving at FFO.

GAAP	Generally accepted accounting principles.

Gross Revenue	Annualized Base Rent, excluding Straightlining plus Reimbursable Expenses.

LIBOR	London Interbank Offered Rate.

REIT	Real estate investment trust.

Reimbursable Expenses

The amount of operating expenses, real estate taxes and other charges incurred by the landlord that are required to be reimbursed by tenants under Base Year Leases and Triple Net Leases that do not require direct payment thereof by the tenants. Reimbursable Expenses do not include operating expenses, real estate taxes or other charges directly incurred and paid by tenants under Bond Net Leases or Triple Net Leases that require direct payments by the tenant.

Straightlining	Recognition of income or expense on a consistent basis throughout the term of the lease, regardless of when payments are actually due.

Investor Information Q2 2009 Supplemental

RESEARCH COVERAGE - EQUITY

Stephen Laws	Deutsche Bank Securities, Inc.	(212) 250-6219

David Fick	Stifel Nicolaus & Company, Inc.	(443) 224-1308

INVESTOR INFORMATION

Transfer Agent The Bank of New York Mellon Corporation 480 Washington Blvd Jersey City, New Jersey 07310

Investor Inquiries
Shareholders, prospective investors and analysts seeking information about the Company should direct their inquiries to:
Director of Investor Relations
Gramercy Capital Corp.
420 Lexington Avenue, Suite 1926
New York, NY 10170
212-297-1000
www.gkk.com

This information is provided as a service to interested parties and not as an endorsement of any report, nor representation as to the accuracy of any information contained therein.  Opinions, forecasts and other forward-looking statements expressed in analysts’ reports may change without notice.

Corporate Directory Q2 2009 Supplemental

Executive Officers	Non-Officer Directors

Roger M. Cozzi	Allan J. Baum
Chief Executive Officer	Director; Audit Committee;
Director, Investment Committee	Compensation Committee;
Private Investor
Timothy J. O’Connor
President	Marc Holliday
Director, Investment Committee
Robert R. Foley	Chief Executive Officer, SL Green Realty Corp.
Chief Operating Officer
Jeffrey E. Kelter
Jon W. Clark	Director; Compensation Committee;
Chief Financial Officer	Nominating and Corporate Governance Committee;
Investment Committee;
Executive Vice Presidents	Chief Executive Officer, KTR Capital Partners, LLC

Michael G. Kavourias	Paul J. Konigsberg
Chief Legal Officer	Director; Audit Committee;
Nominating and Corporate Governance Committee;
Edward J. Matey Jr.	Senior Partner and President, Konigsberg Wolf and Co., P.C.
General Counsel
Charles S. Laven
Independent Auditors	Director; Audit Committee;
Compensation Committee;
Ernst & Young LLP	Nominating and Corporate Governance Committee;
New York, NY	President, Forsyth Street Advisors, LLC

Legal Counsel	Headquarters

Clifford Chance US LLP	420 Lexington Avenue, Suite 1926
New York, NY	New York, NY 10170
(212) 297-1000
(212) 297-1090 fax
www.gkk.com